EXHIBIT 24

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FORM 10-K
POWER OF ATTORNEY
________________________


    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, WARD M. MILLER, JR. and MARTIN H. MICHAEL and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of Avon Products, Inc. and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of
attorney as of 	  February 4, 1999.

Signature                                 Title

/s/James E. Preston                      Chairman of the Board
James E. Preston                          and Director

/s/Charles R. Perrin                     Chief Executive Officer and Director-
Charles R. Perrin                        Principal Executive Officer

/s/Robert J. Corti                       Executive Vice President,
Robert J. Corti                          Chief Financial Officer-
                                         Principal Financial Officer

/s/Janice Marolda                        Vice President and Controller-
Janice Marolda                           Principal Accounting Officer


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Signature                                          Title



/s/Andrea Jung                             President and
Andrea Jung                                Chief Operating Officer
                                           and Director

/s/Susan J. Kropf                          Executive Vice President,
Susan J. Kropf                             President, Avon North
                                           America and Director

/s/Brenda C. Barnes                        Director
Brenda C. Barnes

/s/Richard S. Barton                       Director
Richard S. Barton

/s/Remedios Diaz Oliver                    Director
Remedios Diaz Oliver

/s/Edward T. Fogarty                       Director
Edward T. Fogarty

/s/Stanley C. Gault                        Director
Stanley C. Gault

/s/George V. Grune                         Director
George V. Grune

/s/Ann S. Moore
Ann S. Moore                               Director

/s/Paula Stern
Paula Stern                                Director